UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in our Current Report on Form 8-K filed on January 28, 2010, we, through G&E HC REIT II Highlands Ranch Medical Pavilion, LLC, our wholly owned subsidiary, entered into a purchase and sale agreement, or the Purchase Agreement, on January 26, 2010, with HRMED, LLC, an unaffiliated third party, or the Seller, for the purchase of the Highlands Ranch Medical Pavilion, located in Highlands Ranch, Colorado for a purchase price of $8,400,000, plus closing costs.

On April 28, 2010, we entered into an amendment to the Purchase Agreement, or the First Amendment, with the Seller. The material terms of the First Amendment provide for: (i) a closing date of April 30, 2010; provided however, that the closing was not to occur later than May 3, 2010; (ii) a representation by two individual guarantors, or the Seller Guarantors, that there were no defaults by the Seller Guarantors under an indemnity and guaranty agreement and a hazardous substances indemnity agreement as of April 28, 2010, which shall be deemed reaffirmed and accurate as of the closing date and the Seller Guarantors’ agreement to indemnify us for any liabilities, liens, claims, damages, costs, expenses, suits or judgments incurred by us arising from the aforementioned agreements; and (iii) the Seller’s agreement to indemnify us for any liabilities, liens, claims, damages, costs, expenses, suits or judgments incurred by us arising from Seller’s breach of the representation contained in Section 2.12(i) of the Purchase Agreement. Both the Seller Guarantors’ and the Seller’s agreements to indemnify us as described above shall survive the closing date and stay in effect until December 31, 2010.

The material terms of the First Amendment are qualified in their entirety by the agreements attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 First Amendment to Purchase and Sale Agreement between G&E HC REIT II Highlands Ranch Medical Pavilion, LLC and HRMED, LLC, dated April 28, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

May 4, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Purchase and Sale Agreement between G&E HC REIT II Highlands Ranch Medical Pavilion, LLC and HRMED, LLC, dated April 28, 2010